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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                            ________________________

                                    FORM 8-K

                                 Current Report

                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934

                                  April 2, 2004
                Date of Report (Date of earliest event reported)


                              METALDYNE CORPORATION
             (Exact name of registrant as specified in its charter)

            Delaware                     001-12068              38-2513957
(State or other jurisdiction of   (Commission file number)   (I.R.S. Employer
 incorporation or organization)                             Identification No.)

                  47659 Halyard Drive, Plymouth, Michigan 48170
                    (Address of principal executive offices)

                                 (734) 207-6200
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)



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Item 5.  Other Events and Regulation FD Disclosure.

     On May 26, 2004, the Company issued a press release, which is attached hereto as Exhibit 99.1, announcing the receipt of certain waivers in respect of its senior secured credit facilities and its accounts receivables securitization facility. The form of the waivers are attached hereto as Exhibits 10.1 and 10.2.

Item 7.  Financial Statements and Exhibits.

     (c) Exhibits. The following exhibits are filed herewith:

          10.1 Form of Senior Secured Credit Facility Waiver

          10.2 Form of Receivables Facility Waiver and Agreement

          99.1 Press Release




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  May 28, 2004


                                  METALDYNE CORPORATION

                                  By:   /s/ Jeffrey  M. Stafeil
                                        ------------------------------
                                        Name:   Jeffrey M. Stafeil
                                        Title:  Executive Vice President
                                                and Chief Financial Officer



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                                                                    Exhibit 10.1




                         [Form of] WAIVER AND AMENDMENT NO. 2 dated as of May
                    26, 2004 (this "Waiver"), to the Credit Agreement dated as of November 28, 2000 (as amended and restated as of June 20, 2002, and as amended by Amendment No. 1 thereto dated as of July 15, 2003, the "Credit Agreement"), among METALDYNE CORPORATION ("Holdings"), METALDYNE COMPANY LLC (the "Parent Borrower"), the Foreign Subsidiary Borrowers party thereto (together with Holdings and the Parent Borrower, the "Borrowers"), the financial institutions party to the Credit Agreement as lenders (the "Lenders"), JPMORGAN CHASE BANK, as Administrative Agent and Collateral Agent, CREDIT SUISSE FIRST BOSTON, as Syndication Agent and COMERICA BANK, FIRST UNION NATIONAL BANK, NATIONAL CITY BANK and BANK ONE, NA, each as Documentation Agent.

     A. The Borrowers have requested that the Required Lenders agree to waive certain provisions of the Credit Agreement as set forth herein.

     B. The Required Lenders are willing so to waive such provisions of the Credit Agreement pursuant to the terms and subject to the conditions set forth herein.

     C. Capitalized terms used and not otherwise defined herein shall have the meanings assigned thereto in the Credit Agreement.

     SECTION 1. Waivers. (a) The Required Lenders hereby waive the obligation to deliver (i) the consolidated balance sheets and related statements of operations, stockholders' equity and cash flows as of the end of and for fiscal year 2003 required to be delivered by Section 5.01(a) of the Credit Agreement (the "2003 Financial Statements"), (ii) the consolidated balance sheets and related statements of operations, stockholders' equity and cash flows as of the end of and for the fiscal quarter ending March 31, 2004 and the fiscal quarter ending June 30, 2004, in each case required to be delivered by Section 5.01(b) of the Credit Agreement (collectively with the 2003 Financial Statements, the "Covered Financial Statements") and (iii) the certificate required to be delivered by Section 5.01(d)(i) of the Credit Agreement, but only to the extent such certificate relates to or would cover any of the Covered Financial Statements, in each case until the earlier of (x) the date on which (A) an event of default occurs under any Material Indebtedness (other than the Indentures (as defined below), the Credit Agreement, the Permitted Receivables Financing and lease agreements) or (B) a notice of termination is delivered under any lease agreement that constitutes or would constitute Material Indebtedness, in each case for failure to deliver any of the Covered Financial Statements, (y) the date that is 30 days after the date on which a notice of default for failure to deliver any of the Covered Financial Statements is delivered pursuant to any of the indentures (the "Indentures") with respect to the 10% Senior Notes due 2013, the 11% Senior Subordinated Notes due 2012 or the 10% Senior Subordinated Notes originally issued to an Affiliate of DaimlerChrysler Inc. (provided that (i) no Revolving Loan (other than Revolving Loans related to an LC Disbursement in respect of any Letter of Credit that is outstanding on the date that this Waiver becomes effective) shall be made and (ii) no Letters of Credit shall be issued, in each case under the Credit Agreement, following the delivery of any such notice of default under this clause (y)) or (z) September 30, 2004 (the period commencing on the date this Waiver becomes effective and ending on the earlier of the dates referred to in clauses (x), (y) and (z) of this Section being referred to herein as the "Covered Period").

     (b) The Required Lenders hereby waive, during the Covered Period, the application of all representations and warranties in Article III of the Credit Agreement and in any certificates delivered under the Credit Agreement to the extent such representations and warranties relate to the Internal Evaluation (as defined below), except to the extent that the facts relating to the matters that are the subject of the Internal Evaluation become materially inconsistent with such facts previously disclosed to the Administrative Agent, and such inconsistency is materially adverse to the Lenders.

     (c) The Required Lenders hereby waive, during the Covered Period, any Default arising from (i) the failure of the Borrowers to comply with the requirements of Sections 5.01(a), 5.01(b) and 5.01(d)(i) of the Credit Agreement (to the extent limited by Section 1(a)(iii) above) and (ii) the application of any of the representations and warranties in Article III of the Credit Agreement and in any certificates delivered under the Credit Agreement (to the extent limited by Section 1(b) above).

     (d) The waivers provided for by paragraphs (a), (b) and (c) above shall terminate and expire at 11:59 p.m., New York City time, on the final day of the Covered Period, and at all times thereafter the Credit Agreement shall apply in all respects, and the Administrative Agent and the Lenders shall have all such rights and remedies, as if such waiver had never been granted.

     SECTION 2. Amendment to Section 1.01. The definition of "Consolidated EBITDA" in Section 1.01 is hereby amended by (a) deleting the text "and" at the end of the clause (xviii) thereof and substituting "," therefor, (b) inserting "and (xx) solely for purposes of determining compliance with Section 6.13 and
Section 6.14 and the use of the defined term Senior Leverage Ratio, fees and expenses paid in connection with the Internal Evaluation (as defined in the Waiver and Amendment No. 2 to this Agreement dated as of May 26, 2004) and as a consequence thereof" after the text "Amendment No. 1" in clause (xix) thereof, and (c) deleting the final sentence of such definition in its entirety.

     SECTION 3. Representations and Warranties. The Borrowers represent and warrant to the Administrative Agent and to each of the Lenders that:

          (a) This Waiver has been duly authorized, executed and delivered by it and constitutes a legal, valid and binding obligation of each Loan Party party hereto, enforceable against such Loan Party in accordance with its terms.

          (b) After giving effect to this Waiver, the representations and warranties set forth in Article III of the Credit Agreement are true and correct in all material respects on and as of the date hereof with the same effect as if made on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date.

          (c) After giving effect to this Waiver, no Default has occurred and is continuing.

          (d) The Parent Borrower's press release dated as of March 29, 2004, attached hereto as Annex A (such matters that are described therein collectively and all matters reasonably related thereto are referred to herein as the "Internal Evaluation") states all material facts, and does not omit to state any material facts, necessary to make the statements concerning the Internal Evaluation misleading in any material respect, in light of the circumstances in which they were made, as of the date hereof.

     SECTION 4. Waiver Fee. In consideration of the agreements of the Required Lenders contained in this Waiver, the Parent Borrower agrees to pay to the Administrative Agent, for the account of each Lender that delivers an executed counterpart of this Waiver prior to 12:00 noon, New York City time, on May 26, 2004, a waiver fee (the "Waiver Fee") equal to 10 basis points on the aggregate amount of the Commitments and outstanding Term Loans of such Lender.

     SECTION 5. Conditions to Effectiveness. This Waiver shall become effective as of April 1, 2004, when (a) the Administrative Agent shall have received (i) counterparts of this Waiver that, when taken together, bear the signatures of Holdings, the Parent Borrower and the Required Lenders and (ii) the Waiver Fee,
(b) the representations and warranties set forth in Section 2 hereof are true and correct (as set forth on an officer's certificate delivered to the Administrative Agent) and (c) all fees and expenses required to be paid or reimbursed by the Borrowers pursuant hereto or to the Credit Agreement or otherwise, including all invoiced fees and expenses of counsel to the Administrative Agent shall have been paid or reimbursed, as applicable.

     SECTION 6. Credit Agreement. Except as specifically waived hereby, the Credit Agreement shall continue in full force and effect in accordance with the provisions thereof as in existence on the date hereof. Without limiting the generality of the foregoing, the waivers contemplated under Section 1(a), (b) and (c) above shall not affect the obligations of the Parent Borrower to deliver other certificates required by the Credit Agreement except as specifically set forth in Section 1(a), (b) or (c), provided that the Administrative Agent may take such actions reasonably requested by the Parent Borrower with respect to delivery of such required certificates to other Lenders to the extent necessary to ensure that the Parent Borrower is in compliance with Regulation FD of the Securities Exchange Act of 1934. This Waiver shall be a Loan Document for all purposes.

     SECTION 7. Applicable Law. THIS WAIVER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

     SECTION 8. Counterparts. This Waiver may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one agreement. Delivery of an executed signature page to this Waiver by facsimile transmission shall be effective as delivery of a manually signed counterpart of this Waiver.

     SECTION 9. Expenses. The Parent Borrower agrees to reimburse the Administrative Agent for its out-of-pocket expenses in connection with this Waiver, including the fees, charges and disbursements of Cravath, Swaine & Moore LLP, counsel for the Administrative Agent.

     SECTION 10. Headings. The headings of this Waiver are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

     SECTION 11. Replacement of Existing Waiver. Upon satisfaction of the conditions set forth in Section 5 hereof, the Waiver specified in Section 1 will replace and supersede the Waiver and Agreement dated as of April 1, 2004, to the Credit Agreement.





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                                                                    Exhibit 10.2



                         [Form of] WAIVER AND AGREEMENT dated as of May 26, 2004
                    (this "Waiver"), to the Receivables Transfer Agreement referred to below among MTSPC, INC., (the "Transferor"), METALDYNE CORPORATION (f/k/a MascoTech, Inc.) (the "Parent"), individually, as Collection Agent and as Guarantor, PARK AVENUE RECEIVABLES COMPANY, LLC ("PARCO"), as CP Conduit Purchaser (the "CP Conduit Purchaser"), JPMORGAN CHASE BANK (formerly known as The Chase Manhattan
                    Bank), as Committed Purchaser for PARCO (the "Committed Purchaser") and as Funding Agent for PARCO, and JPMORGAN CHASE BANK, as Administrative Agent.


     A. The Transferor, the Parent, PARCO, Chase and the Administrative Agent have entered into a Receivables Transfer Agreement dated as of November 28, 2000, as amended, modified and supplemented by the Transfer Supplement and Reduction Notice dated as of May 26, 2004 (the "Receivables Transfer Agreement").

     B. The Transferor has requested that the Collection Agent, the Guarantor, PARCO, Chase and the Administrative Agent (the "Consenting Parties") agree to waive certain provisions of the Receivables Transfer Agreement and refrain from taking certain actions as set forth herein.

     C. The Consenting Parties are willing so to waive such provisions of the Receivables Transfer Agreement pursuant to the terms and subject to the conditions set forth herein.

     D. Capitalized terms used and not otherwise defined herein shall have the meanings assigned thereto in the Receivables Transfer Agreement or Schedule A thereto.

     SECTION 1. Waivers by the Consenting Parties. (a) The Consenting Parties hereby waive the obligation to deliver (i) the consolidated balance sheets and related statements of operations, stockholders' equity and cash flows as of the end of and for fiscal year 2003 required to be delivered by Section 5.01(a)(i) of the Receivables Transfer Agreement (the "2003 Financial Statements"), (ii) the consolidated balance sheets and related statements of operations, stockholders' equity and cash flows as of the end of and for the fiscal quarter ending March 31, 2004 required to be delivered by Section 5.01(a)(ii) of the Receivables Transfer Agreement (collectively with the 2003 Financial Statements, the "Covered Financial Statements"), (iii) the certificate required to be delivered by Section 5.01(a)(iii) of the Receivables Transfer Agreement and (iv) the report required to be delivered by Section 6.02(c) of the Receivables Transfer Agreement, in each case until the earlier of: (x) the date on which (A) an event of default occurs under any Material Indebtedness (as defined in the Credit Agreement) other than the Indentures (as defined below), the Receivables Transfer Agreement, the Credit Agreement and lease agreements or (B) a notice of termination is delivered under any lease agreement that constitutes or would constitute Material Indebtedness, in each case for failure to deliver any of the Covered Financial Statements, (y) the date that is 30 days after the date on which a notice of default for failure to deliver any of the Covered Financial Statements is delivered pursuant to any of the indentures (the "Indentures") with respect to the 10% Senior Notes due 2013, the 11% Senior Subordinated Notes due 2012 or the 10% Senior Subordinated Notes originally issued to an Affiliate of DaimlerChrysler Inc. (such 30-day period, the "Lockout Period") or (z) September 30, 2004 (the period commencing on the date this Waiver becomes effective and ending on the earlier of the dates referred to in clauses (x), (y) and (z) of this Section being referred to herein as the "Covered Period"). As a condition to this waiver, each party hereto agrees that during any Lockout
Pe-
riod, no Incremental Transfers shall be made to the CP Conduit Purchaser or the Committed Purchaser under the Receivables Transfer Agreement.

     (b) The Consenting Parties hereby waive, during the Covered Period, the application of all representations and warranties in Sections 3.01(e) and (g) of the Receivables Transfer Agreement and in any certificates delivered with respect thereto to the extent such representations and warranties relate to the Internal Evaluation (as defined below), except to the extent that the facts relating to the matters that are the subject of the Internal Evaluation become materially inconsistent with such facts previously disclosed to the Administrative Agent, and such inconsistency is materially adverse to the CP Conduit Purchaser or the Committed Purchaser.

     (c) The Consenting Parties hereby waive, during the Covered Period, any Termination Event arising from (i) the failure to comply with the requirements of Sections 5.01(a)(i), 5.01(a)(ii), 5.01(a)(iii) and 6.02(c) of the Receivables Transfer Agreement (to the extent limited by Section 1(a)(iv) above) and (ii) the application of any of the representations and warranties in Article III of the Receivables Transfer Agreement and in any certificates delivered under the Receivables Transfer Agreement (to the extent limited by Section 1(b) above) (such failure or application during the Covered Period being a "Waived Event").

     (d) The Consenting Parties agree that a Waived Event (i) shall not constitute a Potential Termination Event or Termination Event (including without limitation for purposes of Section 2.09(b)) and (ii) shall not constitute the basis for the declaration of the Termination Date pursuant to Section 7.2(a) of the Receivables Transfer Agreement or the "declaration of a Termination Event" as that phrase is used in Section 8.01 of the Receivables Purchase Agreement.

     (e) The waivers and agreements provided for by paragraphs (a), (b), (c) and
(d) above shall terminate and expire at 11:59 p.m., New York City time, on the final day of the Covered Period, and at all times thereafter the Receivables Transfer Agreement shall apply in all respects, and the Administrative Agent, the CP Conduit Purchaser, the Funding Agent and the Committed Purchaser shall have all such rights and remedies, as if such waiver had never been granted.

     SECTION 2. Representations and Warranties. Transferor and Parent represent and warrant to the Administrative Agent and to the Committed Purchaser that:

          (a) This Waiver has been duly authorized, executed and delivered by it and constitutes a legal, valid and binding obligation of the Transferor and the Parent, enforceable against the Transferor and the Parent in accordance with its terms.

          (b) After giving effect to this Waiver, the representations and warranties set forth in Article III of the Receivables Transfer Agreement are true and correct in all material respects on and as of the date hereof with the same effect as if made on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date.

          (c) After giving effect to this Waiver, no Termination Event has occurred and is continuing.

The Parent's press release dated as of March 29, 2004, attached hereto as Annex A (such matters that are described therein collectively and all matters reasonably related thereto are referred to herein as the "Internal Evaluation") states all material facts, and does not omit to state any material facts, necessary to make the statements concerning the Internal Evaluation misleading in any material respect, in light of the circumstances in which they were made, as of the date hereof.

     SECTION 3. Waiver Fee. In consideration of the agreements of the Administrative Agent and the Required Committed Purchasers contained in this Waiver, the Transferor and the Parent agree to pay to the Administrative Agent, for the account of the Committed Purchaser that delivers an executed counterpart of this Waiver prior to 5:00 p.m., New York City time, on May 26, 2004, a waiver fee (the "Waiver Fee") equal to 0.10% of the aggregate amount of the Commitment attributable to the Committed Purchaser. The Administrative Agent shall distribute the Waiver Fee to the Committed Purchaser for delivering an executed counterpart of this Waiver based on the Committed Purchaser's Commitment.

     SECTION 4. Conditions to Effectiveness. This Waiver shall become effective as of May 26, 2004, when (a) the Administrative Agent shall have received (i) counterparts of this Waiver that, when taken together, bear the signatures of the Administrative Agent, the Transferor, the Parent and the Required Committed Purchasers and (ii) the Waiver Fee, (b) the representations and warranties set forth in Section 2 hereof are true and correct (as set forth on an officer's certificate delivered to the Administrative Agent) and (c) all fees and expenses required to be paid or reimbursed by the Transferor or the Parent pursuant hereto or to the Receivables Transfer Agreement or otherwise, including all invoiced fees and expenses of counsel to the Administrative Agent shall have been paid or reimbursed, as applicable.

     SECTION 5. Receivables Transfer Agreement. Except as specifically waived hereby, the Receivables Transfer Agreement shall continue in full force and effect in accordance with the provisions thereof as in existence on the date hereof. Without limiting the generality of the foregoing, the waivers and agreement contemplated under Section 1(a), (b) and (c) above shall not affect the obligations of the Transferor or the Parent to deliver other certificates required by the Receivables Transfer Agreement except as specifically set forth in Section 1(a), (b) or (c).

     SECTION 6. Applicable Law. THIS WAIVER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

     SECTION 7. Counterparts. This Waiver may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one agreement. Delivery of an executed signature page to this Waiver by facsimile transmission shall be effective as delivery of a manually signed counterpart of this Waiver.

     SECTION 8. Expenses. The Transferor and the Parent agree to reimburse the Administrative Agent, the CP Conduit Purchaser and the Committed Purchaser for their out-of-pocket expenses in connection with this Waiver, including the fees, charges and disbursements of Cravath, Swaine & Moore LLP, counsel for the Administrative Agent.

     SECTION 9. Headings. The headings of this Waiver are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

     SECTION 11. Replacement of Existing Waiver. Upon satisfaction of the conditions set forth in Section 5 hereof, this waiver will replace and supersede the Waiver and Agreement dated as of April 1, 2004, to the Receivables Transfer Agreement.

                                                                    Exhibit 99.1


Metaldyne Announces Receipt of Extended Waivers under Senior
Credit and Receivables Facilties

     Plymouth, Michigan (May 26, 2004) -- Metaldyne Corporation (the "Company") announced that it has received new extended waivers in respect of its senior secured credit facilities and accounts receivable securitization facility with respect to certain provisions requiring the Company to deliver financial statements and certain related matters. These waivers further extend previously received waivers. As previously announced, the Company has been delayed in completing certain of its financial statements and is reviewing its previously issued financial statements due to an independent inquiry into certain accounting allegations. In general, the new extended waivers waive delivery of financial statements until the earlier of September 30, 2004 or the occurence of certain adverse events, including a delivery of a notice of default under certain other agreements. During the waiver period, the Company expects to have access to its revolving credit facility and to its accounts receivable securitization, as typically required, subject to compliance with covenants and other applicable limitations. Copies of these waivers will be filed with the Securities and Exchange Commission as Exhibits to a Form 8-K.

     In the event that certain waivers expire or are not obtained or notices of default are delivered in respect of the Company's debt securities, the Company could be materially and adversely affected and lose access to its revolving credit and accounts receivable securitization facilities.

About Metaldyne

     Metaldyne is a leading global designer and supplier of metal-based components, assemblies and modules for the automotive industry. Through its Chassis, Driveline and Engine groups, the Company supplies a wide range of products for powertrain and chassis applications for engines, transmission/transfer cases, wheel-ends and suspension systems, axles and driveline systems. Metaldyne is also a globally recognized leader in noise and vibration control products.

Forward-Looking Statements

     This news release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Actual results may differ materially from anticipated results because of certain risks and uncertainties, including but not limited to the outcome and length of the pending inquiry into certain accounting matters, general economic conditions in the markets in which the Company operates, declines in North American automobile and light truck builds, reductions in outsourcing by the Company's automotive customers, the Company's dependence on automotive industry and industry cyclicality; customer concentration; increases in the Company's raw material and energy costs, labor costs and strikes at our major direct and indirect customers and at the Company's facilities, dependence on significant automotive customers, the level of competition in the automotive supply industry and pricing pressures from the Company's customers, technological developments that could competitively disadvantage the Company, risks associated with conducting business in foreign countries, dependence on key personnel and relationships, and the Company's high leverage and ability to service its debt, and the impact of any defaults under its material agreements and debt instruments.